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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported): AUGUST 10, 2006(AUGUST 7, 2006)



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



             KANSAS                    333-48221             47-0549819
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.05 -- COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

     On August 7, 2006, the Registrant's Board of Directors committed to closing the Registrant's warehouse facility in Cypress, California in order to maximize the efficiency of its warehouse operations. The facility in Cypress, California will close on October 27, 2006.

     In connection with this closure, the Registrant expects a workforce reduction of a minimum of 33 full-time equivalent employees at that location.
The Registrant plans to facilitate these reductions through a variety of severance and buyout packages.

     As a result of these plans, the Registrant expects to incur a charge of approximately $1.5 to $2.0 million, consisting of (1) approximately $0.7 million to $1.1 million for one-time employee termination benefits, (2) approximately
$0.3 million to $0.4 million for contract termination expenses, and (3) approximately $0.5 million for other associated costs. Going forward, the Registrant expects to save approximately $1.0 to $1.5 million annually in operating costs as a result of this consolidation.


     A copy of the Registrant's press release regarding the closure of its Cypress, California facility is attached as Exhibit 99.1 and is incorporated by reference herein.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

                 99.1 Press Release, dated as of August 9, 2006, of Nebraska
                 Book Company, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEBRASKA BOOK COMPANY, INC.



Date: August 10, 2006                      /s/  Alan G. Siemek
                                           -------------------------------------
                                           Alan G. Siemek
                                           Chief Financial Officer,
                                           Senior Vice President of
                                           Finance and Administration,
                                           Treasurer and Assistant Secretary






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                                  EXHIBIT INDEX


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

EXHIBIT NUMBER                             DESCRIPTION
--------------    --------------------------------------------------------------

     99.1         Press Release, dated as of August 9, 2006, of Nebraska Book
                  Company, Inc.
